Short-Term Bank Borrowings	12 Months Ended
Mar. 31, 2022
Debt Disclosure [Abstract]
SHORT-TERM BANK BORROWINGS

NOTE 10 – SHORT-TERM BANK BORROWINGS

Short-term bank borrowings consisted of the following as of March 31, 2022 and 2021:

	As of March 31,	As of March 31,
	2022	2021
Industrial Bank Co., Ltd	$1,102,675	$1,065,238
Postal Saving Bank of China	1,165,685	1,171,762
Total	$2,268,360	$2,237,000

On May 4, 2018, the Company entered into a bank loan agreement with Industrial Bank Co., Ltd to borrow $1,039,578 (RMB 7.0 million) as working capital for one year with due date on April 21, 2019 and it was renewed in 2019 for another year. The loan bears a fixed interest rate of 1-year Loan Prime Rate (“LPR”) +2.19% on the date of drawing per annum. The loan facility agreement is personally guaranteed by Mr. Xuezhu Wang, Mr. Xianfu Wang, and Mrs. Yanying Lin. Based on guarantee contract the maximum guaranteed amount was RMB 7.0 million. The Company also pledged its building and land use rights as collaterals. Based on the pledge agreement, the maximum pledged amount was RMB 17.4 million. There were no loan guarantee fees paid to the personal guarantors. In April 2020, Fujian Happiness renewed the loan agreement with Industrial Bank Co. Ltd for $1,065,238 (RMB 7.0 million) bearing interest rate at LPR plus 1.45% per annum, payable monthly. The loan was expired and paid off in April 2021. In addition, the Company entered into a loan agreement of $1,065,238 (RMB 7.0 million) bearing interest rate at LPR plus 0.75% on June 9, 2021 and repaid it on June 5, 2022.

On June 24, 2019, the Company entered into a loan facility framework agreement with Postal Saving Bank of China. The agreement allows the Company to access a total borrowing of approximately $3.4 million (RMB 24.4 million) for short-term loans. The loan facility agreement is valid until June 23, 2025 and subject to renewal. The loan facility agreement is personally guaranteed by Mr. Xuezhu Wang and Happiness Nanping. The Company also pledged its building and land use right as collaterals. Pursuant to the loan facility agreement with Postal Saving Bank of China, which is valid from June 24, 2019 to June 23, 2025. On January 12, 2022 and January 13, 2022, the Company entered into a loan agreement of $846,848 (RMB 6.0 million) and $197,597 (RMB 1.4 million) short-term loans bearing fixed interest rate of 4.25%, which was due on January 10, 2023 and February 12, 2023, respectively. In addition, on April 7, 2020 and January 15, 2021, the Company entered into a loan agreement of RMB 1.7 million and RMB 6.0 million with Postal Saving Bank of China as working capital for one year, respectively. The loans bear a fixed interest rate of LPR+20 BP. The Company repaid RMB 1.7 million on April 6, 2021 and April 8, 2021, and repaid RMB 6.0 million on January 12, 2022.

The carrying values of the Company’s pledged assets to secure short-term borrowings by the Company are as follows:

	As of March 31,	As of March 31,
	2022	2021
Buildings, net	$2,076,215	$5,062,724
Land use rights, net	93,140	758,504
Total	$2,169,355	$5,821,228

For the years ended March 31, 2022, 2021 and 2020, interest expense on all short-term bank loans amounted to $85,993, $111,790 and $98,086, respectively.